UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  November 10, 2010

VIDAROO CORPORATION
 (Exact name of registrant as specified in charter)

Nevada	333-147932	26-1358844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Drive, Orlando, FL, 32819
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (321) 293-3360

Copies to:
Jonathan R. Shechter, Esq.
SHIBOLETH LLP
1 Penn Plaza, Suite 2527.
New York, New York 10119
Phone: (212) 244-4111
Fax: (212) 563-7108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported on August 19, 2010, Mr. Micheal Morgan was appointed to serve as Chief Technology Officer and as the Chief Operating Officer of Vidaroo Corporation (the “Company” or “Vidaroo”). On November 10, 2010, the Board of Directors appointed Mr. Morgan to also serve as the Company’s President effective November 10, 2010. In connection with Mr. Morgan’s appointment as President, the Company entered into an Amendment to the Employment Agreement previously executed between the parties (the “Amendment Agreement”).

Pursuant to the Amendment Agreement, the 2,000,000 stock options previously granted to Mr. Morgan shall vest immediately and continue to have an exercise price of $0.30 per share.  Mr. Morgan shall also be granted additional stock options to purchase 6,940,005 shares of the Company’s Common Stock at fair market value as of the date of the signing of the Amendment Agreement of $0.05 per share.  These stock options shall vest ratably over the remaining term of Mr. Morgan’s Amendment Agreement, which was extended until August 14, 2014.

Mr. Morgan joined the Vidaroo team in 2008 and has since played a key role as he has designed, developed and implimented the underlying system architecture that powers the Company’s online video platform. Among several executive level positions, Mr. Morgan continues to serve as Director of Interactive at Magnify Agency, a creative and software development firm; co-founder and served as Vice President of ZEN3 from March 2007 to October 2008 and Vice President of Web Development at AdepTech, Inc., a technology services company from June 2004 to March 2007. He has architected systems for use in Nuclear Quality Control, Software-as-a-Service (SaaS), distributed HIPAA-based secure health care software, and e- commerce dataflow automation. He holds several industry certifications and is an active participant in industry-related and civic organizations. Mr. Morgan attended the University of Central Florida, where he focused his studies on Digital Interactive Systems.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Amendment No. 2 to Executive Employment Agreement by and between Vidaroo Corporation and Micheal Morgan, dated November xx, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vidaroo Corporation

Dated: November 12, 2010	By:	/s/ Mark Argenti
Name: Mark Argenti
Title: CEO